UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 7, 2021

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 7, 2021, b1BANK, the wholly-owned subsidiary of Business First Bancshares, Inc. (“Business First”) entered into a Supplemental Executive Retirement Plan Participation Agreement (the “SERP Agreement”) with Gregory Robertson, Chief Financial Officer of Business First and b1BANK.

Under the terms of the SERP Agreement, Mr. Robertson will receive a retirement benefit of 180 equal monthly payments of $10,416.67 following a separation from service on or after the date Mr. Robertson reaches age 65. In the event of Mr. Robertson’s death following such a separation from service, Mr. Robertson’s beneficiaries shall continue to receive such monthly payments.

In the event of a separation in service (other than upon death, disability or change in control) after Mr. Robertson has attained at least age 55 but prior to reaching age 65, Mr. Robertson will be entitled to the accrued benefit, paid over a period of 180 months, provided that for such benefit to vest he has completed ten years of service with b1BANK.

Upon the death of Mr. Robertson or a change in control of b1BANK prior to his separation from service, the accrued benefit will be payable in a lump sum. In the event of Mr. Robertson’s disability, the accrued benefit will be payable over 180 months.

Upon any other separation of service, including separation of service (other than upon death, disability or change in control) prior to attaining age 55 or involuntary termination for cause at any time, the benefits under the SERP Agreement will forfeited.

The foregoing summary of the SERP Agreement is qualified in its entirety by reference to the full text of Mr. Robertson’s SERP Agreement and the Supplemental Executive Retirement Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

9.01. Financial Statements and Exhibits.

(d)     Exhibits

10.1	Supplemental Executive Retirement Plan Participation Agreement, dated as of January 7, 2021, between b1BANK and Gregory Robertson.
10.2	Supplemental Executive Retirement Plan, adopted as of August 1, 2009, by Business First Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 13, 2021

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer